BULL
&
 BEAR__________________________________________________
 PERFORMANCE DRIVEN




                                  Bull & Bear
                              Gold Investors Ltd.


                      Supplement Dated May 1, 1998 to the
                       Prospectus dated September 1, 1997

         The following supplements and supercedes any contrary information contained in the Fund's prospectus.


   Thomas B. Winmill, President and Chief Executive Officer of Bull & Bear Advisers, Inc. (the "Investment Manager") and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998.




                                                                 GL-SUP-5/8